Exhibit 99.2

FOR IMMEDIATE RELEASE For Information: Quynh McGuire Vice President, Investor Relations 412 227 2049 McGuireQT@koppers.com	Koppers Holdings Inc. 436 Seventh Avenue Pittsburgh, PA 15219-1800 Tel 412 227 2001 www.koppers.com

Koppers Announces Conditional Plan to Discontinue Production Activities at Facility in
Stickney, Illinois
Continues Enterprise-wide Strategy to Focus on Improving Margins and Cash Flow

PITTSBURGH, May 8, 2026 -- Koppers Holdings Inc. (NYSE: KOP), an integrated global provider of treated wood products, wood treatment chemicals and carbon compounds, today announced that it has made a conditional decision to discontinue distillation and chemical manufacturing operations at its facility located in Stickney, Illinois, subject to the satisfaction of any bargaining obligations that might exist with the union that represents certain employees at that facility.
The conditional decision, which is pending negotiations and consultation with the union and would impact approximately 85 employees, was driven by challenging market conditions over the past decade, including unit operating costs outpacing our ability to capture higher pricing, reduced raw material supply from North American steel manufacturers, and increased capital requirements.
Koppers anticipates winding down the remaining distillation and chemical production activities by December 31, 2026, pending discussions with the union. The company is tentatively targeting fourth quarter 2026 for shifting production to its coal tar distillation facility located in Nyborg, Denmark. To ensure an effective transition for existing pitch and creosote customers, Koppers has strengthened its supply chain from Nyborg to the U.S. through expanded shipping and terminal capabilities. As part of this conditional decision, the company is continuing to evaluate potentially appropriate uses for the Stickney facility following the end of production activities.
This action is anticipated to result in pre-tax charges to earnings of $227 million to $262 million through the end of 2029, which includes $170 million to $195 million of non-cash charges that are projected to be recorded in the second and third quarters of 2026. Cash closure charges of $57 million to $67 million will be expended over a three-year period beginning in the second quarter of 2026 and will be funded by the operating and capital cash benefits generated by this action. When completed, this should result in annual free cash flow improvement of $15 million to $25 million. The adjusted EBITDA improvement savings related to discontinuing activities are estimated to reach an annual run rate of approximately $15 million to $20 million in 2027 and beyond. Combined with the expected decrease in depreciation expense, the incremental benefit to adjusted EPS is estimated to be $1.00 to $1.20 per share.
Commenting on the intended action, Koppers Chief Executive Officer and Chair Leroy Ball said, “Our Carbon Materials and Chemicals business has faced structural market challenges for more than a decade and despite significant restructuring efforts, our Stickney facility has continued to be pressured by aging infrastructure, a higher cost-structure, excess industry capacity and increasingly constrained raw‑material availability. Given current and prospective market conditions along with having a more modern operation with adequate capacity in Nyborg, we cannot justify the significant near‑term capital investment required at Stickney. While difficult, we feel this is a necessary step to strengthen our remaining CMC business and sharpen our focus on healthier, higher-growth markets that will drive more sustainable long-term profitability for our stakeholders.”
Mr. Ball continued, “I want to thank our employees for their continued hard work and determination while operating under persistently tough circumstances. We understand that this situation is incredibly difficult and will have a real impact on our employees and their families. Our priority is to provide the support and assistance needed to help them navigate any transition.”
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Koppers does not provide reconciliations of guidance for adjusted EBITDA, free cash flow and adjusted earnings per share to comparable GAAP measures, in reliance on the unreasonable efforts exception. Koppers is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include, but are not limited to, restructuring and impairment charges, acquisition-related costs, mark-to-market commodity hedging, and LIFO adjustments that are difficult to forecast for a GAAP estimate and may be significant. Forward-looking statements, including the guidance above, are based upon current expectations and are subject to factors that could cause actual results to differ materially from those set forth above. Please see the “Safe Harbor Statement” below for more information.
About Koppers
Koppers (NYSE: KOP) is an integrated global provider of essential treated wood products, wood preservation technologies and carbon compounds. Our team of approximately 1,850 employees create, protect and preserve key elements of our global infrastructure – including railroad crossties, utility poles, outdoor wooden structures, and production feedstocks for steel, aluminum and construction materials, among others – applying decades of industry-leading expertise while constantly innovating to anticipate the needs of tomorrow. Together we are providing safe and sustainable solutions to enable rail transportation, keep power flowing, and create spaces of enjoyment for people everywhere. Protecting What Matters, Preserving The Future. Learn more at Koppers.com.
Inquiries from the media should be directed to Ms. Jessica Franklin Black at BlackJF@koppers.com or 412-227-2025. Inquiries from the investment community should be directed to Ms. Quynh McGuire at McGuireQT@koppers.com or 412-227-2049.
Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, acquisitions, restructuring, declines in the value of Koppers assets and the effect of any related impairment charges, profitability and anticipated expenses and cash outflows. All forward-looking statements involve risks and uncertainties.
All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “outlook,” “guidance,” “forecast,” “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plan,” “potential,” “intend,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or other documents filed with the Securities and Exchange Commission, regarding future dividends, expectations with respect to sales, earnings, cash flows, operating efficiencies, restructurings, cost reduction efforts, transformation initiatives, product introductions or expansions, the benefits of acquisitions, divestitures, joint ventures or other matters as well as financings and debt reduction, are subject to known and unknown risks, uncertainties and contingencies.
Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements include, among other things, availability of and fluctuations in the prices of key raw materials, including coal tar, lumber and scrap copper; the impact of changes in commodity prices, such as oil, copper and chemicals, on product margins; the successful implementation of multi-year cost mitigation programs; the extent of the dependence of certain of our businesses on certain market sectors and customers; economic, political and environmental conditions in international markets, including governmental changes, tariffs, restrictions on trade and restrictions on the ability to transfer capital across countries; current and potential future tariffs or duties; general economic and business conditions; potential difficulties in protecting our intellectual property; the ratings on our debt and our ability to repay or refinance our outstanding indebtedness as it matures; our ability to operate within the limitations of our debt covenants; unexpected business disruptions; potential delays in timing or changes to expected benefits from cost reduction efforts; timing and results of any transformation initiatives, including estimates and assumptions related to the cost and the anticipated benefits of the transformation initiatives; potential impairment of our goodwill and/or long-lived assets; demand for Koppers goods and services; competitive conditions; capital market conditions, including interest rates, borrowing costs and foreign currency rate fluctuations; disruptions and inefficiencies in the supply chain; changes in laws; the impact of environmental laws and regulations and compliance therewith; unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Koppers, particularly our latest annual report on Form 10-K and any subsequent filings by Koppers with the Securities and Exchange Commission. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this release may not in fact occur. Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.